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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                       ----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): July 15, 2004

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                               Toll Brothers, Inc.
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               (Exact Name of Registrant as Specified in Charter)

         Delaware                     001-09186               23-2416878
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   (State or Other Jurisdiction       (Commission            (IRS Employer
        of Incorporation)             File Number)        Identification No.)

 3103 Philmont Avenue, Huntingdon Valley, PA                    19006
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 (Address of Principal Executive Offices)                     (Zip Code)


 Registrant's telephone number, including area code: (215) 938-8000
                           --------------------------






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Item 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE

         On July 15, 2004, Toll Brothers, Inc. issued a press release announcing a new $1.05 billion bank credit facility. A copy of the press release is attached hereto as Exhibit 99.


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits.

         The following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit
  No.               Item
-------             ----

99*    Press release of Toll Brothers, Inc. dated July 15, 2004.



* Filed electronically herewith.


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                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                TOLL BROTHERS, INC.


Dated: July 20, 2004                            By: Joel H. Rassman
                                                    --------------------------
                                                    Joel H. Rassman
                                                    Chief Financial Officer




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                                  EXHIBIT INDEX

         The following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit
  No.               Item
-------             ----

  99*     Press release of Toll Brothers, Inc. dated July 15, 2004.



* Filed electronically herewith.